                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 333-03727 on Form S-8/S-3, and Registration Statement Nos. 333-33901 and 333-47173 on Form S-8 of our report dated February 11, 1998 appearing in this Annual Report on Form 10-K of VitalCom Inc. for the year ended December 31, 1997.



                                          /s/ DELOITTE & TOUCHE LLP

                                          --------------------------------------

Deloitte & Touche LLP
Costa Mesa, California

March 25, 1998